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                                 (EXHIBIT 10.47)

                               THIRD AMENDMENT TO
                                CREDIT DOCUMENTS

     This Third Amendment to Credit Documents ("Amendment") is made as of December 22, 1995 by and between Newmarket Capital Group, L.P. (the "Lender"), Dayton Way Pictures II, Inc. (the "Borrower") and Kushner-Locke International, a division of the Kushner-Locke Company ("KL").

                                 R E C I T A L S

     Reference is hereby made to the following documents and agreements in connection with that certain motion picture presently entitled "THE NESTING" (the "Picture"):

     A. Borrower and Lender entered into that certain Loan Agreement dated as of May 24, 1995 as amended by that certain First Amendment to Loan Agreement dated as of June 14, 1995 and that certain Second Amendment to Loan Agreement dated as of September 29, 1995, (collectively, the "Loan Agreement") relating to the Picture; and

     B. The other Credit Documents, including without limitation, that certain Note, that certain Security Agreement, that certain Interparty Agreement and that certain KL Guaranty, as each of such terms is defined in the Loan Agreement, together with all documents and agreements entered into in connection with each of the foregoing.

     WHEREAS, Borrower and Lender now wish to amend the Loan Agreement, the Interparty Agreement and the other Credit Documents and Lender wishes to repay the KL L/C;

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

     2.   WAIVER.   Lender agrees, upon Borrower's fulfillment of the conditions precedent set forth on the attached Exhibit A, to waive any Event of Default which has occurred and is continuing as of the date hereof (i) under Section
8.11 (a) of the Loan Agreement as a result of Debtor's failure to deliver to Lender on or before November 30, 1995 sufficient Distribution Agreements together with Distributor's Acceptances related thereto with an Acceptable Pre-Sale Value of at least $400,000 and (ii) under Section 8.11 (b) of the Loan Agreement as a result of Debtor's failure to deliver to Lender on or before December 15, 1995 sufficient Distribution Agreements together with Distributor's Acceptances related thereto with an aggregate Acceptable Pre-Sale Value together with the face amount of the KL L/C of at least $960,000.

     This waiver shall be effective only for the specific Event of Default(s) specified above, and in no event shall this waiver be deemed to be a waiver of
(a) enforcement of the Lender's rights with respect to any other Event(s) of Default now existing or hereafter arising or (b)

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Debtor's compliance with any other covenants or provisions of the Credit
Documents.

     Nothing contained herein nor any communications between the Lender and the Debtor shall be a waiver of any rights or remedies the Lender has or may have against the Debtor, except as specifically provided herein. The Lender hereby reserves and preserves all of its rights and remedies against the Debtor under the Loan Agreement, the other Credit Documents, and applicable law.

     3.   AMENDMENTS.

     (a) The parties hereto agree that the Loan Agreement is hereby amended as follows:

          (i) SECTION 2.2. Section 2.2(b) is hereby amended by adding the following new subsection immediately following Section 2.2(b)(iii): "(iv) reimbursement to Lender of $200,000 of amounts owing to Lender under that certain Loan Agreement dated as of July 31, 1995 between Lender and Dayton Way Pictures IV in connection with the motion picture "THE WHOLE WIDE WORLD" ("Whole Wide World Loan")".

          (ii) SECTION 2.3.   Section 2.3 is hereby amended by deleting the
reference to "February 28, 1996" in the seventh line thereof and replacing it with "March 31, 1996".

          (iii) SECTION 2.4(a).    Section 2.4(a) is hereby amended by adding
the following at the end of such subsection: "Notwithstanding the foregoing, effective February 1, 1996, the Loans shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate equal to the sum of three percent (3.0%) per annum plus the "Prime Rate.""

          (iv) SECTION 8.11. Section 8.11 of the Loan Agreement is hereby amended by deleting the current text in its entirety and replacing it with the following: "Borrower and/or KL fails to deliver to Lender on or before January 31, 1996 fully executed Distribution Agreements, Distributors' Acceptances and letters of credit, if applicable, all in form and substance acceptable to Lender and guaranteed pursuant to the Completion Guaranty, for all sales of distribution rights in connection with the Picture made as of December 22, 1995 as set forth on Schedule I to the Third Amendment."

     (b) The parties hereto agree that the Interparty Agreement is hereby amended as follows:

          (i) SECTION 5(b). Section 5(b) of the Interparty Agreement is hereby amended by adding the following at the end of the paragraph: "Notwithstanding the foregoing, upon Borrower's and/or KL's fulfillment of the conditions set forth on Exhibit A attached to the Third Amendment to Credit Documents relating hereto, Lender shall repay the entire amount of the KL Investment by advances under the Loan Agreement, PROVIDED that $200,000 of such repayment shall be used solely to reimburse Lender for amounts owing under the Whole Wide World Loan. The KL Guaranty shall be
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released in full if and when the Acceptable Pre-Sale Value of all Distribution
Agreements delivered to Lender are equal to or greater than the amount of the Production Facility."

     The Credit Documents and any and all documents and agreements entered into on connection with any of the Credit Documents shall be deemed amended hereby to the extent (and only to the extent) necessary to conform them to the terms contained herein; except as expressly herein agreed, all of the foregoing documents and agreements shall remain unchanged and in full force and effect except that each reference in such documents and agreements to the Loan Agreement, the Security Agreement, the Note, the Interparty Agreement the KL Guaranty any other Credit Document, or any other document or agreement entered into in connection with any of the foregoing shall be deemed to refer to such document or agreement, respectively, as amended hereby.

     4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that all of the representations and warranties set forth in the Loan Agreement are true and correct and that no Event of Default under the Loan Agreement has occurred or is continuing as of the date hereof except as specifically waived herein.

     5. EFFECTIVE DATE. This Amendment shall become effective upon delivery to the Lender of a fully executed copy of this Amendment. Except as specifically set forth herein, the parties hereto agree and confirm that the Loan Agreement and the other documents related thereto remain in full force and effect as executed except that each reference in the Credit Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

     6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California. No amendment hereto shall be effective unless in writing and executed by the parties hereto.

     7. COUNTERPARTS. This Amendment may be executed in counterparts all of which when taken together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, this Amendment is duly executed by an authorized signatory of each of the parties hereto as of the date first above written.

                         DAYTON WAY PICTURES II, INC.


                         By:  /s/ Alan Abrams
                            -------------------------------------
                              Name:
                              Title:


                         NEWMARKET CAPITAL GROUP, L.P.
                         By:  BFB,LLC
                         Its: Managing General Partner

                         By:  /s/ Will Tyrer
                            -------------------------------------
                              Name:
                              Title: President


                         KUSHNER-LOCKE INTERNATIONAL, a division of the Kushner-Locke Company

                         By:  /s/ Donald Kushner
                            -------------------------------------
                              Name:
                              Title:


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

                                   EXHIBIT "A"
                                  ------------


1.   Delivery to Lender by Borrower and/or KL of the following:

     (a) With respect to Germany, executed Distributor's Acceptance, in form and substance acceptable to Lender, guaranteed pursuant to the Completion Guaranty, signed by all parties thereto and providing for a final payment no later than delivery of the Initial Delivery Materials (as defined in the Distributor's Acceptance).

     (b) With respect to Spain, executed Distribution Agreement and Distributor's Acceptance, in form and substance acceptable to Lender, guaranteed pursuant to the Completion Guaranty and signed by all parties thereto and providing for a final payment no later than delivery of the Initial Delivery Materials (as defined in the Distributor's Acceptance).

     Notwithstanding Section 5(b) of the Interparty Agreement, the amount of the KL Investment which Lender is obligated to repay shall be reduced by the amount of the minimum guarantee for any territory listed in paragraphs (a) and (b) above for which Borrower and/or KL does not deliver all items listed in such paragraph.

2. Delivery to Lender of an executed copy of that certain side letter of even date herewith among, INTER ALIA, Lender, Borrower and KL relating to the Collection Account and cross-collateralization.


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